Exhibit 10.54



             SECOND AMENDMENT dated as of January 25, 2001 to the Credit Agreement dated as of September 28, 2000 (as previously amended, the "Credit Agreement") among CoreComm Limited (the "Parent"), CoreComm Holdco, Inc. ("CCI"), CoreComm Communications, Inc. (the "Borrower"), the Lenders party hereto, and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent.

            WHEREAS, the Parent, CCI and the Borrower have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement as proposed to be amended hereby) approve amendments to certain provisions of the Credit Agreement;

            WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement; and

            NOW, THEREFORE, in consideration of these premises, the Parent, CCI, the Borrower and the undersigned Lenders hereby agree as follows;

            SECTION 1. Amendments. Effective as of the Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

            (a) Section 2.01 is amended by deleting the figure
"$91,100,000" in the proviso to the first sentence therein and substituting in lieu thereof the figure "$101,100,000".

            (b) Section 2.04(b) is amended by deleting the figure
"$91,100,000" in clause (iii) of the final sentence therein and substituting in lieu thereof the figure "$101, 100,000".

            (c) Section 4.02 (c) is amended by deleting the figure "$91,100,000" therein and substituting in lieu thereof the figure
"$101,100,000".

            (d) Section 6.09(e) is amended and restated in its entirety to read as follows:

                  (e) All Indebtedness under the ATX Note shall be prepaid not later than the date that is 270 days prior to the final maturity of the ATX Note (unless no Indebtedness or further commitment to lend is outstanding under the Senior Unsecured Facility at such time, in which case all Indebtedness under the ATX Note shall be prepaid on the date that is six months prior to the final maturity of the ATX
      Note).

            SECTION 2. Representations and Warranties. Each of the Parent, CCI and the Borrower represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Person set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

            SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the "Amendment Effective Date") when the following conditions shall have been satisfied:

            (a) The Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Parent, CCI, the Borrower and the Required Lenders.

            (b) The Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of the Parent, confirming compliance as of the Amendment Effective Date with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

            (c) An Assignment and Acceptance shall have been executed and delivered pursuant to which Morgan Stanley Senior Funding Inc. shall have assumed at least $10,000,000 in Commitments.

            (d) The Administrative Agent and the Lenders shall have received all fees, expenses and other consideration presented for payment on or before the date hereof.

Notwithstanding the foregoing, the amendment to the Credit Agreement contained in Section 1(d) hereof shall become effective immediately upon satisfaction of the condition specified in clause (a) of this Section 3.

            SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 5. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

            SECTION 6. Counterparts. This Amendment may be executed 1n two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            IN WITNESS WHEREOF, the Borrower, the Parent and CCI and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                              CORECOMM COMMUNICATIONS, INC.,


                              By /s/ George Blumenthal
                                ---------------------------------
                                Name:  George Blumenthal
                                Title: Chairman


                              CORECOMM LIMITED,

                              By /s/ George Blumenthal
                                ---------------------------------
                                Name:  George Blumenthal
                                Title: Chairman


                              CORECOMM HOLDCO, INC.


                              By /s/ George Blumenthal
                                --------------------------------
                                Name:  George Blumenthal
                                Title: Chairman


                              THE CHASE MANHATTAN BANK,
                              individually and as Agent,


                              By /s/ William E. Rottino
                                --------------------------------
                                Name:  William E. Rottino
                                Title: Chairman


                              MORGAN STANLEY SENIOR FUNDING INC.,


                              By /s/ Simon D. Rankin
                                --------------------------------
                                Name:  Simon D. Rankin
                                Title: Vice President